SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 28, 2002


                                HORIZON PCS, INC.

               (Exact name of registrant as specified in charter)

               Delaware                               333-51240                            31-1707839
    (State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
            incorporation)


          68 East Main Street
           Chillicothe, Ohio                                45601-0480
         (Address of principal                              (Zip Code)
          executive offices)


       (Registrant's telephone number including area code) (740) 772-8200

Item 5.  Other Events.

     On February 28, 2002, Horizon PCS, Inc. issued a press release regarding its financial results for the fourth quarter. On March 1, 2002, Horizon PCS issued a press release regarding the appointment of Alan G. Morse as its Chief Operating Officer. Horizon PCS hereby incorporates by reference herein the information set forth in its Press Releases dated February 28, 2002 and March 1, 2002, copies of which are annexed hereto as Exhibit 99.1 and 99.2, respectively.

     Any statement in the attached press release that is not a statement of historical fact may be deemed to be a forward-looking statement, which involves known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially and significantly different from any future results, performance or achievements expressed or implied by such forward-looking statements. For example, the Company's network expansion could be delayed. For further information on the risks inherent in the Company's business see "Risk Factors" in the Company's Post-Effective Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-51240) filed on January 30, 2002.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (a) Financial Statements.

               Not Applicable.

           (b) Pro Forma Financial Information.

               Not Applicable.

           (c) Exhibits.

Exhibit
Number         Description
-------        -----------
99.1           Press Release
99.2           Press Release

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HORIZON PCS, INC.

Date:  February 28, 2002               By:  /s/ Peter M. Holland
                                            -----------------------------------
                                            Peter M. Holland
                                            Chief Financial Officer
                                            (Principal Financial and Accounting
                                            Officer)

                                  EXHIBIT INDEX


Exhibit
Number         Description
-------        -----------
99.1           Press Release
99.2           Press Release






1449394v1